UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2020

IMH Financial Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52611	23-1537126
(Commission File Number)	(IRS Employer Identification No.)

7001 N. Scottsdale Rd., Suite # 2050 Scottsdale, Arizona	85253
(Address of Principal Executive Offices)	(Zip Code)

480-840-8400
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
As previously disclosed, on July 23, 2020, IMH Financial Corporation (“IMH” or “our”) filed a voluntary petition for relief (the “Petition”) for reorganization under chapter 11 of title 11 of the U.S. Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

IMH is filing this Form 8-K/A to amend our Current Report on Form 8-K filed on October 19, 2020 (the “Initial Filing”): (i) to reflect that the actual filing date of the Plan Supplement was September 29, 2020; (ii) to revise Exhibit 2.2 of the Initial Filing to include the Plan Supplement filed with the Bankruptcy Court on September 29, 2020 and the First Amended Plan Supplement filed with the Bankruptcy Court on October 7, 2020, and (iii) to replace the disclosures under Equity Structure of Reorganized IMH in Item 1.03.

Accordingly, Item 1.03 of the Initial Filing is hereby amended as follows:

(i)	The first paragraph of Item 1.03 is hereby amended so as be and read as follows:

“As previously disclosed, on July 23, 2020 (the “Petition Date”), IMH Financial Corporation (“IMH” or “we” and, following the effective date of the Plan (as defined below), “Reorganized IMH”) filed a voluntary petition for relief (the “Petition”) for reorganization under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”, and the filings therein, the “Chapter 11 Filings”). On September 29, 2020, IMH filed the Plan Supplement to the Amended Chapter 11 Plan of IMH Financial Corporation (such Plan and Plan Supplement, collectively, as subsequently modified and supplemented, the “Plan”).”

(ii)	The section of Item 1.03 titled Equity Structure of Reorganized IMH is hereby amended so as to be and read as follows:

“On the Effective Date, Reorganized IMH will enter into the New Organizational Documents, including, but not limited to, an Amended and Restated Certificate of Incorporation (the “Reorganized IMH Charter”). The Reorganized IMH Charter shall authorize the issuance of 100 shares of common stock with par value of $10.00 per share (the “New Common Stock”). JPM will own 100% of the Reorganized IMH Common Stock.”

Item 9.01(d) is hereby amended to include revised Exhibit 2.2 as follows:

Exhibits	Exhibit Description
2.2
First Amended Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code (confirmed by order of the Bankruptcy Court on October 13, 2020), the Plan Supplement filed on September 29, 2020, and the First Amended Plan Supplement filed on October 7, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 20, 2020

IMH FINANCIAL CORPORATION
By:	/s/ Chadwick S. Parson
Chadwick S. Parson
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibits	Exhibit Description
2.2
First Amended Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code (confirmed by order of the Bankruptcy Court on October 13, 2020), the Plan Supplement filed on September 29, 2020, and the First Amended Plan Supplement filed on October 7, 2020).